UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): July 29, 2019

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	NASDAQ Global Select Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    As contemplated by that certain Agreement and Plan of Reorganization, dated February 21, 2019 (the “Merger Agreement”), among German American Bancorp, Inc. (“German American”), German American Bank, Citizens First Corporation (“Citizens First”) and Citizens First Bank, Inc., on July 29, 2019, the Board of Directors of German American appointed Jack W. Sheidler, the former chairman of the board of directors of Citizens First, to the Board of Directors of German American for a term that commences on October 15, 2019. In order to permit the appointment, the Board of Directors of German American increased its size from twelve (12) to thirteen (13) members. The merger of Citizens First with and into German American became effective on July 1, 2019.

Mr. Sheidler’s initial term as a Director of German American will expire at the 2020 annual meeting of German American’s shareholders. He will then be nominated for election at such annual meeting to serve for an additional term of three (3) years. Effective as of October 15, 2019, Mr. Sheidler will also serve on the Finance & Asset/Liability Management Committee of German American’s Board of Directors.

Mr. Sheidler, the principal and owner of Greenwood Properties, LLC, has been a real estate developer of retail, multi-family and office properties in the southeast since 1984. He had also served as a director of Citizens First since 2002.

For his service as a Director, Mr. Sheidler will be entitled to receive his pro rata portion of the standard director cash retainer and standard meeting cash fees payable to non-employee Directors of German American, as more fully described in German American’s Current Report on Form 8-K filed on July 11, 2019, which description is incorporated herein by reference. Other than being eligible to receive such director compensation and the appointment being required by the Merger Agreement, Mr. Sheidler did not enter into any material plan, contract, or arrangement in connection with his appointment as a director. Mr. Sheidler is not a party to any transaction with German American that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
	By:	/s/ Mark A. Schroeder
Dated: August 1, 2019		Mark A. Schroeder, Chairman of the Board and Chief Executive Officer